Securities, 424I - Securities, 424I: 1	Mar. 27, 2026 USD ($)
Securities, 424I Table
Security Class Title	Grayscale Ethereum Staking ETF Shares
Aggregate Sales Price	$ 744,387,577.00
Aggregate Redeemed or Repurchased, FY	2,158,500,928.00
Aggregate Redeemed or Repurchased, Prior FY	3,634,574,262.00
Redemption Credits	(5,048,687,613.00)
Net Sales	$ 0.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 0.00